Cambria ETF Trust

Cambria Sovereign Bond ETF (SOVB)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated January 14, 2021

to the Summary Prospectus, Statutory Prospectus (each, a “Prospectus”) and Statement of Additional Information (“SAI”) dated September 1, 2020, as each may be amended or supplemented

The following information supplements and should be read in conjunction with each Prospectus and SAI.

The Board of Trustees of the Cambria ETF Trust (the “Trust”) has approved changes to the name, investment objective, principal investment strategy and principal risks of the Cambria Sovereign Bond ETF (the “Fund”). These changes, which are discussed in more detail below, will become effective on March 15, 2020, or such later date as deemed appropriate by Trust officers (the “Effective Date”). On the Effective Date, the Fund will convert from an actively managed, non-diversified ETF that invests primarily in the sovereign and quasi-sovereign bonds of developed and emerging market countries, into Cambria Global Tail Risk ETF (FAIL), an actively managed, diversified ETF that invests in a mix of developed and emerging market sovereign bonds and U.S. government bonds, while utilizing a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities (i.e., global tail risk) over rolling one-month periods.

Accordingly, on the Effective Date, the Fund’s investment objective will be replaced in its entirety by the following:

The Fund seeks to provide income and capital appreciation.

Although the Fund’s management fee will not change, Cambria expects the Fund will invest in other ETFs on or after the Effective Date and, as a result, the Fund may incur Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies. Accordingly, on the Effective Date, the Fund’s fee table will be replaced in its entirety by the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.59%
Distribution and/or Service (12b-1) Fees:	0.00%
Acquired Fund Fees and Expenses:*	0.10%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:**	0.69%

*	Based on estimated amounts for the current fiscal year.

**	The Fund’s Total Annual Fund Operating Expenses have been restated to reflect the addition of Acquired Fund Fees and Expenses (“AFFE”), which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies. As a result, the Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include AFFE.

In addition, on the Effective Date, the Fund’s principal investment strategy will be replaced in its entirety by the following:

The Fund is actively managed and seeks to achieve its investment objective by (i) investing in cash, U.S. government bonds, including U.S. Treasuries and Treasury inflation-protected securities (TIPS), ex-U.S. sovereign bonds, and U.S.-listed exchange traded funds (“ETFs”) that invest primarily in U.S. Treasuries, TIPS or ex-U.S. sovereign bonds and (ii) utilizing a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities (commonly referred to as tail risk) over rolling one-month periods. Under normal market conditions, the Fund’s bond portfolio invests at least 40% of its total assets in investment grade, intermediate U.S. treasuries and TIPS and at least 40% of its total assets in ex-U.S. sovereign bonds, including investment grade and non-investment grade bonds issued by developed and emerging market governments with short and intermediate durations. To hedge against sharp declines in the global ex-U.S. stock markets, each month, the Fund purchases U.S. exchange-listed protective “at the money” or “out of the money” put options on (i) stock indices that broadly cover developed ex-U.S. markets and emerging markets or (ii) U.S.-listed ETFs that track these broad global ex-U.S. equity markets.

The Fund’s investment adviser, Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), intends to spend approximately one percent of the Fund’s total assets per month to purchase put options. Buying a put option provides the purchaser the right to sell the underlying asset (index or ETF) to the put seller at a specified price (the “strike price”) within a specified time period. Cambria generally targets put options in the 0% to 30% out of the money range. If a put option is 30% out of the money, the put option’s strike price is 30% below the value of the underlying asset. If a put option is at the money (i.e., 0% out of the money), the put option’s strike price is equal to the value of the underlying asset. If the value of the underlying asset is below the strike price, the put option is considered to be “in the money”.

There is an associated cost (premium) with the purchase of an option, but in the event the underlying asset declines in value below the strike price and the holder exercises the option, the holder will be entitled to receive the difference between the value of the underlying asset and the strike price (which gain is offset by the premium originally paid by the holder). Accordingly, if the underlying asset declines in value, ownership of the put option may reduce the downside risk associated with the underlying asset. In the event the value of the underlying asset closes above the strike price as of the expiration date, the put option may end up worthless and the premium paid for the option might be lost. For example, if the Fund purchases a put option on the MSCI Emerging Markets Index (“MXEF” and, its put option, a “MXEF Put”), the Fund pays a premium to the option seller, which decreases the Fund’s return. If, however, the price of the MXEF falls below the MXEF Put’s strike price, the option finishes in the money and the option seller pays the Fund the difference between the strike price of the MXEF Put and the price of the MXEF.

Cambria has implemented the put option strategy to attempt to provide protection from significant global ex-U.S. equity market declines on a month-by-month basis. The bulk of this protection comes in the form of put options on indices or ETFs that track the performance of global ex-U.S. equity markets. Cambria generally intends to re-initiate new options positions that make up the put option position each month and reinvest any gains from these activities into intermediate-term U.S. government bonds, including U.S. Treasuries and TIPS, ex-U.S. sovereign bonds, and ETFs that invest primarily in these types of bonds. Cambria also may, at its discretion, liquidate and establish new option positions intra-month, or liquidate option positions without establishing new positions when Cambria deems that doing so would be beneficial to the Fund, such as when an option is significantly in the money or significantly out of the money. The put option strategy only includes exchange-listed put options.

Also, with respect to the Fund, each reference to Exchange-Traded Notes Risk, Foreign Investment Risk, Non-Diversification Risk and Quantitative Security Selection Risk as a principal risk, as well as the specific country sub-risks of the Geographic Investment Risk, will be deleted in its entirety from the Prospectus and replaced by the following principal risks:

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.

Derivatives Risk. Derivatives, such as put options, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid.

Foreign Investment Risk. Although the Fund is designed to manage the risks associated with a significant negative movement in the value of global ex-U.S. equities over rolling one-month periods, and thus is designed to benefit from a substantial downturn in the global ex-U.S. equity market, the Fund also invests in ex-U.S. fixed income securities and is subject generally to risks associated with foreign investments. Accordingly, certain risks associated with foreign investments may have a negative impact on the Fund’s fixed income holdings while simultaneously increasing the value of its purchased put options. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Hedging Risk. Options used by the Fund to offset its exposure to tail risk or reduce volatility may not perform as intended. There can be no assurance that the Fund’s put option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested, directly or indirectly, in U.S. government bonds and ex-U.S. sovereign bonds. Further, the put option strategy may not fully protect the Fund against declines in the value of its portfolio securities.

Inflation-Protected Security Risk. Inflation-protected securities, such as Treasury inflation-protected securities (TIPS), provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying index. The Fund also risks losing all or part of the cash paid for purchasing put options. Because the Fund only purchases put options, the Fund’s losses from its exposure to put options is limited to the amount of premiums paid to the option seller.

Accordingly, on the Effective Date, the table set forth in the “Additional Information About the Funds’ Risks” section will be updated to reflect the changes to the Fund’s principal risks as described above.

As a result of the change to the Fund’s investment objective and principal investment strategy, the Fund will be diversified within the meaning of the Investment Company Act. Accordingly, on the Effective Date, the section titled “Trust and Funds Overview – Diversification” in the SAI will be revised to reflect this change and the second paragraph in this section, which describes non-diversified funds, will be deleted in its entirety.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE